Exhibit 4.4

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) MAY 2, 2019, AND (II) THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

THE WARRANT EVIDENCED HEREBY IS EXERCISABLE ON OR BEFORE 5:00 PM (VANCOUVER TIME) ON MAY 2, 2024, SUBJECT TO ACCELERATION OF THE EXPIRY TIME AND THE EXPIRY DATE AS SET FORTH HEREIN, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

WARRANTS TO PURCHASE

COMMON SHARES OF CANIVATE GROWING SYSTEMS LTD.

Warrant Certificate Number: «Warrant_Cert_No»	Number of Warrants: «No_of_Warrants»

THIS IS TO CERTIFY THAT for value received «Registration_Name», «Registration_Address» (the “Warrantholder”) has the right to purchase in respect of each whole warrant (collectively the “Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), at any time up to 5:00 PM Vancouver time (the “Expiry Time”), on May 2, 2024 (the “Expiry Date”), subject to acceleration as provided in Section 3 of Schedule “A” to this Warrant Certificate one fully paid and non-assessable common share (collectively the “Common Shares” and which term shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) of Canivate Growing Systems Ltd. (the “Corporation”), a corporation incorporated under the British Columbia Business Corporations Act, as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of $2.00 (Cdn) per Common Share. The number of Common Shares which the Warrantholder is entitled to acquire upon exercise of the Warrants and the Exercise Price are subject to adjustment as hereinafter provided.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time on the Expiry Date and from and after the Expiry Time on the Expiry Date the Warrants (unless expiry is accelerated under Section 3 of Schedule “A”) and all rights under this Warrant Certificate shall be void and of no value.

This Warrant Certificate is issued upon the terms and conditions as are set out in Schedule “A” hereto, which terms, conditions and provisions are attached hereto and are incorporated herein and form a part hereof. Unless the context otherwise requires capitalized expressions herein shall have the meanings provided for in Schedule “A” hereto.

2

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be executed by its duly authorized officers this 2nd day of May, 2019.

CANIVATE GROWING SYSTEMS LTD.

Per:
Authorized Signatory

SCHEDULE “A”

TERMS AND CONDITIONS
ATTACHED TO WARRANTS ISSUED BY
CANIVATE GROWING SYSTEMS LTD.
(the “Corporation”)

Each Warrant is subject to these Terms and Conditions as they were at the date of issue of the Warrant.

Terms used but not otherwise defined herein have the meaning ascribed thereto on the face page of the Warrant Certificate.

1.	Definitions: In this Warrant Certificate, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

a)	“Accelerated Expiry Date” has the meaning set forth in Section 3 of this Warrant Certificate;

b)	“Acceleration Notice” has the meaning set forth in Section 3 of this Warrant Certificate;

c)	“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time on the Expiry Date;

d)	“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Canadian Securities Exchange or, if the Common Shares are not then listed on the Canadian Securities Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Corporation;

e)	“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation;

f)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business;

g)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

h)	“United States” has the meaning prescribed in Regulation S;

i)	“U.S. Person” has the meaning prescribed in Regulation S; and

j)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

In addition, words importing the singular number include the plural and vice versa, and words importing the masculine gender include feminine and neuter genders.

2.	Exercise: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall:

a)	complete to the extent possible in the manner indicated and execute a subscription form in the form attached as Schedule “B” to this Warrant Certificate if the Warrantholder is not a U.S. Person, resident in the United States or otherwise not subject to the securities laws of the United States, or Schedule “C” to this Warrant Certificate if the Warrantholder is a U.S. Person, resident in the United States or otherwise subject to the securities laws of the United States,

b)	surrender this Warrant Certificate to the Corporation in accordance with section 13 hereof, and

c)	pay the amount payable on the exercise of such Warrants in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of Canada payable to the Corporation or by transmitting same day funds in lawful money of Canada by wire to such account as the Corporation shall direct the Warrantholder.

Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of this Warrant and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

3.	Acceleration of Expiry Time: In the event that the Common Shares trade for a minimum of $3.00 per Common Share for any ten (10) consecutive trading days at any time prior to the Expiry Date, the Company may accelerate the Expiry Date for the Warrants as follows:

a)	the Company will be entitled to give notice of acceleration (an “Acceleration Notice”) to the Warrantholder in order to accelerate the Expiry Date;

b)	upon delivery of an Acceleration Notice to a Warrantholder, the Expiry Date will be accelerated to 5:00pm on the date that is 30 calendar days from the date of delivery of the Acceleration Notice to the Warrantholder (the “Accelerated Expiry Date”);

c)	the Warrantholder will be entitled to exercise the Warrants up to the Expiry Time on the Accelerated Expiry Date; and

d)	if the Warrantholder does not exercise the Warrants by the Expiry Time on the Accelerated Expiry Date, the Warrant and the rights provided under this Warrant Certificate will terminate.

4.	Partial Exercise: The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time on the Expiry Date, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

5.	Not a Shareholder: The holding of the Warrants shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

6.	Resale Restrictions and Legends on Common Shares:

The Common Shares received by the Warrantholder upon the exercise of the Warrants may be subject to a hold period as determined by the Securities Act (British Columbia), the rules and policies of the Canadian Securities Exchange (if the Common Shares are traded on the Canadian Securities Exchange at that time) or any other stock exchange on which the Common Shares are listed and/or other applicable securities laws.

Canadian Legends

Any certificate representing Common Shares issued upon the exercise of this Warrant prior to the date which is four months and one day after the date the Company becomes a “reporting issuer” in Canada will bear the following legends (or other legend as required to comply with applicable securities laws):

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) MAY 2, 2019, AND (II) THE DATE THE CORPORATION BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.”

provided that at any time subsequent to the date which is four months and one day after the date the Company became a “reporting issuer” any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.

U.S. Resale Restrictions and Legends

This Warrant and the Common Shares to be issued upon its exercise have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States. This Warrant may not be exercised in the United States, or by or for the account or benefit of a U.S. Person or a person in the United States, unless (i) the Common Shares are registered under the U.S. Securities Act and the applicable laws of any such state, or (ii) an exemption from such registration requirements is available, and (iii) the Warrantholder has complied with the requirements set forth in the subscription form attached hereto as Schedule “C”.

Any Common Shares issued upon exercise of this Warrant in the United States, or to or for the account or benefit of a U.S. person or a person in the United States, will be “restricted securities”, as defined in Rule 144(a)(3) under the U.S. Securities Act. The certificates representing such Common Shares, as well as all certificates issued in exchange or in substitution therefor, until such time as is no longer required under the applicable requirements of the U.S. Securities Act, or applicable state securities laws, will bear, on the face of such certificate, the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF CANIVATE GROWING SYSTEMS LTD. (THE “CORPORATION”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULES 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY AT A TIME WHEN THE CORPORATION IS A “FOREIGN ISSUER” AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT, UPON DELIVERY OF THIS CERTIFICATE, AN EXECUTED DECLARATION AND, IF REQUESTED BY THE CORPORATION OR THE TRANSFER AGENT, AN OPINION OF COUNSEL OF RECOGNIZED STANDING, EACH IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION AND ITS TRANSFER AGENT, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act at a time when the Corporation is a “foreign issuer”, as defined in Rule 902(e) of Regulation S at the time of sale, the legends set forth above may be removed by providing a declaration to the Corporation and its registrar and transfer agent, as set forth in Schedule “D” attached hereto (or in such other form as the Corporation prescribe from time to time); and provided, further, that, if the Common Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legends may be removed by delivery to the Corporation and its registrar and transfer agent of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

7.	Transfer: The Warrants are transferable subject to compliance with applicable laws, including the rules and policies of any securities regulatory authority having jurisdiction any and any stock exchange on which the Common Shares are listed or traded. The term “Warrantholder” shall be deemed to include any successor, transferee or assignee of the current or any future Warrantholder. The Warrants may be transferred by the Warrantholder by completing and delivering to the Corporation the transfer form attached hereto as Schedule “E”, together with any such additional documentation or legal opinions reasonably required by the Corporation to evidence compliance with applicable laws. The Corporation shall issue and deliver, as soon as practicable and in any event within three (3) business days of delivery of such documentation, a new Warrant Certificate registered in the name of such transferee or as the transferee may direct and shall take all other necessary actions to effect the transfer as directed, which warrant certificate shall be endorsed with such legends as required to ensure compliance with applicable laws.

8.	Covenants, Representations and Warranties: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time on the Expiry Date, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

9.	Adjustment Provisions:

a)	Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

i.	If at any time during the Adjustment Period the Corporation shall:

1)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

2)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

3)	subdivide, redivide or exchange the outstanding Common Shares into a greater number of Common Shares; or

4)	consolidate, combine or reduce the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in subclauses 9(a)(i)(1), 9(a)(i)(2), 9(a)(i)(3) and 9(a)(i)(4) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

A.	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

B.	the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 9(a)(i) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right. Any Warrantholder who has not exercised his right to subscribe for and purchase Common Shares on or prior to the record date of such stock dividend or distribution or the effective date of such subdivision or consolidation, as the case may be, upon the exercise of such right thereafter shall be entitled to receive and shall accept in lieu of the number of Common Shares then subscribed for and purchased by such Warrantholder, at the Exercise Price determined in accordance with this clause 9(a)(i) the aggregate number of Common Shares that such Warrantholder would have been entitled to receive as a result of such Common Share Reorganization, if, on such record date or effective date, as the case may be, such Warrantholder had been the holder of record of the number of Common Shares so subscribed for and purchased.

ii.	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

1)	the numerator of which shall be the aggregate of

A.	the number of Common Shares outstanding on the record date for the Rights Offering, and

B.	the quotient determined by dividing

I.	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

II.	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

2)	the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 9(a)(ii), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 9(a)(ii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 9(a)(ii), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

iii.	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

1)	shares of the Corporation of any class other than Common Shares;

2)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

3)	evidences of indebtedness of the Corporation; or

4)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

A.	the numerator of which shall be the difference between

I.	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

II.	the fair value, as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 9(a)(iii) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 9(a)(iii), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

iv.	If at any time during the Adjustment Period there shall occur:

1)	a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

2)	a consolidation, amalgamation or merger of the Corporation or other form of business combination with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

3)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

v.	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clause 9(a)(i), 9(a)(ii) or 9(a)(iii) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

b)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 9(a) hereof:

i.	Subject to the following clauses of this subsection 9(b), any adjustment made pursuant to subsection 9(a) hereof shall be made successively whenever an event referred to therein shall occur.

ii.	No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 9(b)(ii) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 9(a) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of the Common Share Reorganization described in subclause 9(a)(i)(4) hereof or a Capital Reorganization described in subclause 9(a)(iv)(2) hereof).

iii.	No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 9 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

iv.	No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 9(a) hereof in respect of the issue from time to time of Common Shares pursuant to this Warrant Certificate or pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 9(a) hereof.

v.	If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 9(a) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of Warrantholders, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

vi.	If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrant shall be required by reason of the setting of such record date.

vii.	In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 9(a) hereof, the Corporation may defer, until the occurrence of such event:

1)	issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

2)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares or other securities after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

viii.	In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

ix.	If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 9(a) hereof and shall be binding upon the Corporation and the Warrantholder.

x.	As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 9(a) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

c)	Notice: At least 21 days prior to the effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Common Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 9(c) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

10.	Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

11.	Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

12.	Time of Essence: Time shall be of the essence of this Warrant Certificate.

13.	Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

14.	Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by telecopier and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 4:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Canivate Growing Systems Ltd.

Suite 500, 1112 West Pender Street

Vancouver, British Columbia

Canada V6E 2S1

Attention: Mr. Ingo Mueller, C.E.O.

E-mail Address: ingo.mueller@canivate.com

Notices to the Warrantholder shall be addressed to the address of the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

15.	Language: The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux présentes reconnaissent et confirment qu’elles ont exigé que la présente convention ainsi que tous les avis et documents qui s’y rattachent soient rédigés en langue anglaise.

16.	Successors and Assigns: This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

SCHEDULE “B”

SUBSCRIPTION FORM
(Non-U.S. Warrantholders)

TO: CANIVATE GROWING SYSTEMS LTD.

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Canivate Growing Systems Ltd. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated May 2, 2019 issued by the Corporation to the Warrantholder (as defined in the Warrant Certificate) at the purchase price of $2.00 (Cdn) per Common Share (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant and encloses herewith a cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in lawful money of Canada payable to or to the order of the Corporation in payment of the subscription price.

By executing this subscription form the undersigned represents and warrants that the undersigned at the time of execution and delivery of this subscription form (i) is not in the United States and is not a “U.S. Person” (as defined in Regulation S promulgated under the United States Securities Act of 1933, as amended, (the “U.S. Securities Act”)); (ii) is not exercising the right provided for herein for the account or benefit of a U.S. Person or a person in the United States (as defined in Regulation S); (iii) is not exercising Warrants with the intent to distribute either directly or indirectly any of the securities acquirable upon exercise in the United States, except in compliance with the U.S. Securities Act; and (iv) has in all other respects complied with the terms of Regulation S of the U.S. Securities Act.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal Code)	Number of Common Shares

DATED this _______ day of ___________________, 20___.

By:
Authorized Signatory

1

SCHEDULE “C”

SUBSCRIPTION FORM
(U.S. Warrantholders)

TO: CANIVATE GROWING SYSTEMS LTD.

The undersigned hereby subscribes for ____________ common shares (“Common Shares”) of Canivate Growing Systems Ltd. (the “Corporation”) (or such other number of Common Shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of issued by the Corporation to the Warrantholder (as defined in the Warrant Certificate) at the purchase price of $2.00 (Cdn) per Common Share (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant and encloses herewith a cheque, bank draft or money order or has transmitted good same day funds by wire or other similar transfer in lawful money of Canada payable to or to the order of the Corporation in payment of the subscription price.

The undersigned is a resident of the United States or is otherwise subject to the securities laws of the United States and as at the time of exercise hereunder, the undersigned Warrantholder represents, warrants and certifies [Initial, as appropriate]:

[ ]	(a)	the undersigned Warrantholder is resident in the United States, is a U.S. person, or is exercising the Warrant for the account or benefit of a U.S. person or a person in the United States (a “U.S. Holder”), and is an “accredited investor”, as defined in Rule 501(a) of Regulation D under the U.S. Securities Act (a “U.S. Accredited Investor”), and has completed the U.S. Accredited Investor Status Certificate in the form attached to this subscription form; OR
[ ]	(b)	if the undersigned Warrantholder is a U.S. Holder, the undersigned Warrantholder has delivered to the Corporation and its registrar and transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Corporation) or such other evidence satisfactory to the Corporation to the effect that with respect to the Common Shares to be delivered upon exercise of the Warrant, the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws, or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

Note: Certificates representing Common Shares will not be registered or delivered to an address in the United States unless box (a) or (b) immediately above is initialled.

If the undersigned Warrantholder has indicated that the undersigned Warrantholder is a U.S. Accredited Investor by marking box (a) above, the undersigned Warrantholder additionally represents and warrants to the Corporation that:

1	the undersigned Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.	the undersigned: (i) is purchasing the Common Shares for his or her own account or for the account of one or more U.S. Accredited Investors with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Purchaser”), has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Purchaser in connection with the transactions contemplated hereby; provided that: (x) if the undersigned Warrantholder, or any Beneficial Purchaser, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned Warrantholder or each such Beneficial Purchaser was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Purchaser, if any, is a U.S. Accredited Investor; and

2

3.	the undersigned has not exercised the Warrants as a result of any form of general solicitation or general advertising (as such terms are used in Rule 502 of Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, television, the Internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is a U.S. Accredited Investor by marking box (a) above, the undersigned also acknowledges and agrees that:

1.	the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the Common Shares;

2.	if the undersigned decides to offer, sell or otherwise transfer any of the Common Shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Common Shares directly or indirectly, unless:

(a)	the sale is to the Corporation;

(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)	the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rules 144 or 144A thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws; or

(d)	the Common Shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3

3.	the Common Shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.	the Corporation has no obligation to register any of the Common Shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

5.	the certificates representing the Common Shares (and any certificates issued in exchange or substitution for the Common Shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption from such registration requirements is available;

6.	delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a “foreign issuer” (within the meaning of Regulation S promulgated under the U.S. Securities Act) at the time of sale, a new certificate will be made available to the undersigned upon provision by the undersigned of a declaration to the Corporation and its registrar and transfer agent (the “Transfer Agent”) in the form attached as Schedule “C” hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the Transfer Agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the Transfer Agent to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Common Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legend may be removed by delivery to the Transfer Agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

7.	the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles or International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

8.	there may be material tax consequences to the undersigned of an acquisition or disposition of the Common Shares;

9.	the Corporation gives no opinion and makes no representation with respect to the tax consequences to the undersigned under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of any Common Shares; in particular, no determination has been made whether the Corporation will be a “passive foreign investment company” (commonly known as a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code;

10.	funds representing the subscription price for the Common Shares which will be advanced by the undersigned to the Corporation upon exercise of the Warrants will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the undersigned acknowledges that the Corporation may in the future be required by law to disclose the undersigned’s name and other information relating to this exercise form and the undersigned’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the subscription price to be provided by the undersigned (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the undersigned, and it shall promptly notify the Corporation if the undersigned discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

11.	the Corporation is not obligated to remain a “foreign issuer”; and

12.	the undersigned consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this subscription form.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal Code)	Number of Common Shares

DATED this _______ day of ___________________, 20___.

By:
Authorized Signatory

1

APPENDIX C-1

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

TO: CANIVATE GROWING SYSTEMS LTD.

In connection with the purchase by the undersigned or the disclosed principal, the undersigned (the “Purchaser”) hereby represents and warrants that the Purchaser (and, if the Purchaser is acting on behalf of a beneficial purchaser, such beneficial purchaser) is an “Accredited Investor”, as defined in Rule 501(a) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) as a result of satisfying one or more of the following categories of Accredited Investor below to which the undersigned has affixed his or her initials (the line identified as “BP” is to be initialed by the beneficial purchaser, if any, on each line that applies).

__________ __________ (BP)	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US$1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Form, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Form exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability).

_________ _________ (BP)	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;

_________ _________ (BP)	Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act).

2

_________ _________ (BP)	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

_________ _________ (BP)	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000.

_________ _________ (BP)	Any director or executive officer of Canivate Growing Systems Ltd.

_________ _________ (BP)	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment).

_________ _________ (BP)	Any entity in which all of the equity owners meet the requirements of at least one of the above categories.

DATED at this day of _______________, 20__.

By:
Name:
Title:

1

SCHEDULE “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Canivate Growing Systems Ltd. (the “Corporation”)

AND TO:	The registrar and transfer agent for the securities of Canivate Growing Systems Ltd.

The undersigned (A) acknowledges that the sale of the ________________ Common Shares in the capital of the Corporation represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Canadian Securities Exchange or any other designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated: ____________________________

Signature of individual (if Seller is an individual)

Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

2

Affirmation by Seller’s Broker-Dealer (Required for sale pursuant to paragraph (B)(2)(b) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to the sale, for such Seller’s account, of the securities of the Corporation described therein, and we hereby affirm that: (a) we have no knowledge that the transaction had been prearranged with a buyer in the United States; (b) the transaction was executed on or through the facilities of the Canadian Securities Exchange or another “designated offshore securities market”; (c) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (d) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:
Authorized officer

Date:

SCHEDULE “E”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________________________

(include name and address of the transferee) Warrants exercisable for common shares of Canivate Growing Systems Ltd. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this _______ day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

Address of Transferor

The Transferor hereby certifies that:

(check one)

[ ]	the transferee was not offered the Warrants in the United States and is not in the United States or a “U.S. Person” (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), and is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person; or

[ ]	enclosed herewith is an opinion of counsel (which the transferee understands must be satisfactory to the Corporation) to the effect that no violation of the U.S. Securities Act or applicable securities laws will result from transfer, exercise or deemed exercise of the Warrants.

It is understood that the Corporation may require additional evidence necessary to verify the foregoing.

INSTRUCTIONS FOR TRANSFER

1.	The signature of the Warrantholder must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

2.	If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

3.	The signature on the Transfer Form must be guaranteed by a chartered back or trust company, or a member firm of an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words: “SIGNATURE GUARANTEED”.

4.	The Warrants will only be transferable in accordance with applicable laws. The Warrants and the common shares issuable upon exercise thereof have not been and will not be registered under the U.S. Securities Act, or under the securities laws of any state of the United States, and may not be transferred to or for the account or benefit of a U.S. person or any person in the United States without registration under the U.S. Securities Act and applicable state securities laws, or compliance with the requirements of an exemption from registration. “United States” and “U.S. Person” are as defined in Regulation S under the U.S. Securities Act.